Q1 2024 Earnings Call May 8, 2024

Mark Donohue VP Investor Relations 1. Introduction

Forward-Looking Statements This communication includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts, and include statements regarding our intentions, beliefs, or current expectations concerning, among other things, anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, and the markets in which we operate. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in Item 1A. Risk Factors of our annual report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Please consult our public filings with the SEC or on our website at www.clarivate.com. Non-GAAP Financial Measures This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company’s financial condition, profitability, performance and liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely-related GAAP measures. Industry and Market Data The market data and other statistical information used throughout this presentation are based on industry publications and surveys, public filings, and various government sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. We have not independently verified such third-party information, nor have we ascertained the underlying economic assumptions relied upon in those sources, and we are unable to assure you of the accuracy or completeness of such information contained in this annual report. While we are not aware of any misstatements regarding our market, industry, or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors. Safe Harbor Statement and Non-GAAP Financial Measures 3

Agenda 1. Introduction 2. Business Review 3. Financial Review 4. Q&A Mark Donohue Vice President Investor Relations Jonathan Gear Chief Executive Officer Jonathan Collins Executive Vice President and Chief Financial Officer All 4

Jonathan Gear Chief Executive Officer 2. Business Review

Leveraging best-in-class content and technology to drive innovation in A&G Delivering actionable intelligence, integrated solutions and services in IP Driving growth in LS&H through scalable platforms and AI-driven workflow solutions Q1 2024 highlights 6 1.7% organic decline 2.4% organic subscription growth 38% margin1 47% Conversion (4)₵ YoY Revenues Adj. EBITDA¹ Free Cash Flow1 Adj. EPS1 $621M $236M $112M 14₵ 1See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Presented Clarivate segment updates and AI strategy, a key enabler to drive future growth Progressed key initiatives across IP Patent Intelligence and LS&H Real World Data

Leveraging best-in-class content and technology to drive innovation in Academia & Government 7 Realizing Our Growth Opportunity AI Strategy Drive actionable research insights across more domains through new Research Intelligence solution Research & Analytics Expand the premier content marketplace and aggregation portfolio internationally (non-English) Content Aggregation Reach into more customer tiers, extend geographies, and expand decision analytics Workflow Solutions Web of Science Research Assistant Advance Existing Solutions ProQuest Research Assistant Alethea (Academic Coach)Innovate With New Solutions Alethea (Academic Coach) Web of Science Research Assistant

Delivering actionable intelligence and integrated solutions and services in Intellectual Property 8 Realizing Our Growth Opportunity AI Strategy Deliver use-case-specific intelligence embedded in decision-making processes to help customers gain competitive advantage Patent and Trademark Intelligence Create a connected ecosystem of data, workflow solutions and expertise to drive productivity and collaboration in IP mgmt. Patent and Trademark Management Leverage our domain knowledge and tech- enabled services to become an integral extension of our customers' teams Patent and Trademark Maintenance Solutions IP Forecast Advance Existing Solutions Portfolio Benchmarking & AI Classifier Patent Intelligence WatchingInnovate With New Solutions IP Forecast Portfolio Benchmarking & AI Classifier

Driving growth through scalable platforms and AI driven workflow solutions in Life Sciences & Healthcare

Realizing Our Growth Opportunity

Corporate	Embed our market intelligence into workflows, translating data into recommended actions
Research and Development	Consolidate into scalable core platforms and leverage AI to drive product quality and advanced analytics
Commercial	Build enriched pharma-grade subscription-based real world data solutions focusing on differentiated therapy areas and indications

AI Strategy

Advance Existing Solutions	Cortellis™ Q&A Conversational Search Cortellis™ Contextual Insights
Innovate With New Solutions	AI-driven Competitive Intelligence through MotionHall Acquisition

Cortellis™ Q&A Conversational Search



Cortellis™ Contextual Insights

Clarivate™

9

Progressed key initiatives across IP Patent Intelligence and LS&H Real World Data

Intellectual Property | Patent Intelligence	Life Sciences & Healthcare | Real World Data
Released Streamlined Patent Search Capability Launched Derwent Innovation Search Management beta to market	**Released New Real World Data Framework** Driving higher level of quality and insights through comprehensively mastered medical claims data
Increased Customer Renewal Rates Derwent Q1 renewal rate increased by ~2% compared to same period last year	**Achieved Commercial Milestone** Secured first deal underpinned by our new real-world-data framework with a top 10 global pharmaceutical customer[1]
Progressed Next Gen AI Powered Releases On track for release of Derwent Innovation AI Search and AI Watch Solutions	**Increased Data Coverage** Expanded our portfolio of data assets with integration of new data sets across Latin America and Germany

Clarivate™

[1] Top 20 Pharma Companies by 2023 Revenue (FiercePharma).

10

Jonathan Collins Chief Financial Officer 3. Financial Review

Q1 2024 Financial Results 12 Changes from Prior Year ChangeQ1 ‘23Q1 ‘24$m except per share data $(8)$629$621Revenues (50)555Income / (Loss) from Operations (6)1(5)Fair Value Adjustment of Warrants (Gain) / Loss (4)7470Interest Expense, Net 79(64)15Income Tax Expense (Benefit) $(119)$25$(94)Net Income / (Loss) to Ordinary Shares $(0.18)$0.04$(0.14)Net Income / (Loss) Per Share, basic (17)253236Adjusted EBITDA1 (220 bps)40.2%38.0%Adjusted EBITDA Margin1 $(0.04)$0.18$0.14Adjusted Diluted EPS1 $(52)$228$176Operating Cash Flow 55964Capital Spending (56)168112Free Cash Flow1 Revenues • YoY reduction from organic decline Net Income • YoY decrease due primarily to non- recurring items from Q1’23: legal settlement of $49m and favorable resolution of income tax dispute of $70m Operating Cash Flow • YoY decline due to working capital timing 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

Changes from Prior Year Q1 2024 Revenues and Adj. EBITDA1 13 Organic • Margin pressure due to cost inflation Inorganic Impact • Nominal revenue contribution from MotionHall acquisition Cost Synergies • M&A integration cost synergies completed and fully captured in 2023 Foreign Exchange • Negligible FX impact in the quarter Revenues Adj. EBITDA1 Year + Better - Worse $ millions 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. Q1 2023 Organic Inorganic FX Q1 2024 $629 ($10) $1 $621 $253 40.2% $236 38.0% ($16) $0 ($1) $1

Q1 2024 Cash Flow 14 Changes from Prior Year Free Cash Flow1 • YoY decline due to working capital timing Capital Allocation • Refinanced existing term loan in January 2024 with maturity extended to 2031. Repaid $47m principal as part of refinancing and incurred fees associated with transaction ChangeQ1 ‘23Q1 ‘24$m $(17)$253$236Adj. EBITDA1 14(33)(19)One-Time Costs 4(41)(37)Interest (5)(3)(8)Taxes (48)513Working Capital / Other (52)228176Operating Cash Flow (5)(59)(64)Capital Spending $(56)$168$112Free Cash Flow1 (19)%pts66%47%Conversion -(19)(19)Preferred Dividend ---Share Repurchase 78(125)(47)Debt Repayment (27)(9)(36)Other2 $(5)$15$10Cash Flow 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding. ² Fx, Acquisition, Tax withholding for stock comp and refinancing cost.

Reaffirmed FY 2024 Outlook

Organic Growth

- Expect organic growth to improve modestly in all three segments
- Anticipate a sequential improvement to a decline of ~1% in Q2

Revenues

- Expect organic growth to be offset by divestiture and FX

Profit Margin, EPS and FCF

- Profit Margin contraction as modest topline growth more than offset by growth in investments, net of cost savings initiatives
- EPS decline v. prior year primarily due to lower EBITDA 4₵ and higher D&A 3₵ from increased investments
- Strong free cash flow with increased capital investment to accelerate product innovation

	Low	Mid-point	High
Organic Growth	0.0%	~1.0%	2.0%
Revenues	$2,570m	~$2,620m	$2,670m
Adj. EBITDA[1]	$1,055m	~$1,085m	$1,115m
Profit Margin[1]	41.0%	~41.5%	42.0%
Adj. Diluted EPS[1]	70₵	~75₵	80₵
Free Cash Flow[1]	$420m	~$460m	$500m

●----● Guidance Range ▲ Mid-point Indication

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

Clarivate™ 15

FY 2024 Revenues and Adj. EBITDA[1] Outlook

Organic Growth

- Driven by stable subscription growth of ~2%, partially offset by transactional headwinds

Inorganic Impact

- Valipat divestiture in IP announced in July 2023, completed in April 2024

Cost Synergies

- ProQuest acquisition integration savings fully captured in 2023

Foreign Exchange

- Unfavorable translation impact on revenues due to slightly stronger USD. Higher unfavorable impact on profit as transactional FX gains expected to be materially lower than 2023

Changes from Prior Year



$ millions
Year
+ Better
- Worse
Revenues
Adj. EBITDA[1]
$2,629
~$30
~1.0%
~($30)
~($10)
~$2,620
~$0
~($15)
~($15)
$1,117
42.5%
~$1,085
~41.5%
2023A
Organic
Inorganic
FX
2024T

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.

16

FY 2024 Cash Flow Outlook

Free Cash Flow[1]

- One-time costs expected to be lower as acquisition integration complete
- Interest cost expected to be lower due to deleveraging and TLB refinancing benefit
- Cash tax expected to be higher due to timing of payments and jurisdictional mix
- Working capital expected to be relatively flat

Capital Allocation

- Planned increase of capital spending to drive product innovation
- Preferred shares to convert to common in Q2
- Continue to prioritize debt repayment

Changes from Prior Year

$m	2024 Outlook	2023 Actuals	Change
Adj. EBITDA[1]	**~$1,085**	**$1,117**	**~$(30)**
One-Time Costs	~(40)	(61)	~20
Interest	~(260)	(274)	~15
Taxes	~(60)	(43)	~(15)
Working Capital / Other	~0	5	~(5)
Operating Cash Flow	~725	744	~(20)
Capital Spending	~(265)	(243)	~(20)
Free Cash Flow[1]	**~$460**	**$502**	**~$(40)**
Conversion	***~42%***	***45%***	***~(3)%***
Preferred Dividend	~(40)	(76)	~35
Share Repurchase	~(400)	(100)	~0
Debt Repayment		(300)	
Other[2]	~(70)	(12)	~(60)
Cash Flow	**~$(50)**	**$14**	**~$(65)**

Clarivate™

[1] See the Appendix for a reconciliation of GAAP to Non-GAAP measures. Amounts in table may not sum due to rounding.
[2] Fx, Acquisition, Tax withholding for stock comp and refinancing cost.

17

Financial Objectives 18 ~10% Capital Spending >40% Profit Margin1 >40% Free Cash Flow1 Conversion <4x Leverage Accelerate organic growth to market levels 1 Durable margins through the investment cycle 2 Attractive cash flow engine 3 Disciplined capital allocation 4 1 See the Appendix for a reconciliation of GAAP to Non-GAAP measures.

4. Q&A Session

© 2024 Clarivate Clarivate and its logo, as well as all other trademarks used herein are trademarks of their respective owners and used under license. About Clarivate Clarivate is a leading global provider of transformative intelligence. We offer enriched data, insights & analytics, workflow solutions and expert services in the areas of Academia & Government, Intellectual Property and Life Sciences & Healthcare. For more information, please visit www.clarivate.com

Appendix Presentation of Certain Non-GAAP Financial Measures

This presentation contains financial measures which have not been calculated in accordance with generally accepted accounting principles in the United States of America (“US GAAP“), including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted diluted EPS and Free cash flow because they are a basis upon which our management assesses our performance, and we believe they reflect the underlining trends and indicators of our business. Adjusted EBITDA Adjusted EBITDA represents Net income (loss) before the Provision (benefit) for income taxes, Depreciation and amortization, and Interest expense, net, adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, mandatory convertible preferred shares (“MCPS”) dividend expense, unrealized foreign currency gains/losses, restructuring expenses, non-operating income and/or expense, the impact of certain non-cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in Net income (loss) for the period that we do not consider indicative of our ongoing operating performance. In evaluating Adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the included adjustments. The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by any of the adjusted items, or that the Company’s projections and estimates will be realized in their entirety or at all. © 2023 Clarivate Plc. All rights reserved. 22 Presentation of Certain Non-GAAP Financial Measures 22

Adjusted EBITDA The use of Adjusted EBITDA instead of US GAAP has limitations as an analytical tool, and you should not consider Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results of operations and operating cash flows as reported under US GAAP. For example, Adjusted EBITDA does not reflect: – the Company’s cash expenditures or future requirements for capital expenditures – changes in, or cash requirements for, the Company’s working capital needs – interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt – any cash income taxes that the Company may be required to pay – any cash requirements for replacements of assets that are depreciated or amortized over their estimated useful lives and may have to be replaced in the future – all non-cash income or expense items that are reflected in the Company’s statements of cash flows The Company’s definition of and method of calculating Adjusted EBITDA may vary from the definitions and methods used by other companies when calculating Adjusted EBITDA, which may limit their usefulness as comparative measures. The Company prepared the information included in this presentation based upon available information and assumptions and estimates that it believes are reasonable. The Company cannot assure you that its estimates and assumptions will prove to be accurate. Adjusted EBITDA margin Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues. © 2023 Clarivate Plc. All rights reserved. 23 Presentation of Certain Non-GAAP Financial Measures 23

Adjusted net income and Adjusted diluted EPS We use Adjusted net income and Adjusted diluted earnings per share ("Adjusted diluted EPS") in our analysis of the financial performance of the Company. We believe Adjusted net income and Adjusted diluted EPS are meaningful measures of the performance of the Company because they adjust for items that do not directly affect our ongoing operating performance in the period. Adjusted net income is calculated using Net income (loss), adjusted to exclude acquisition and/or disposal-related transaction costs (such costs include net income from continuing operations before the provision for income taxes, depreciation and amortization, and interest income and expense from the divested business), amortization related to acquired intangible assets, share-based compensation, MCPS dividend expense, unrealized foreign currency gains/losses, restructuring expenses, the impact of certain non-cash fair value adjustments on financial instruments, legal settlements, impairments, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the income tax impact of any adjustments. We calculate Adjusted diluted EPS by using Adjusted net income divided by Adjusted diluted weighted average shares for the period. The Adjusted diluted weighted average shares assumes that all instruments in the calculation are dilutive. Free cash flow We use Free cash flow in our operational and financial decision-making and believe Free cash flow is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies and other interested parties to evaluate the ability of a company to service its debt. Free cash flow is calculated using Net cash provided by (used for) operating activities less Capital expenditures. © 2023 Clarivate Plc. All rights reserved. 24 Presentation of Certain Non-GAAP Financial Measures 24

Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin © 2023 Clarivate Plc. All rights reserved. 25 Descriptions 1. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The three months ended March 31, 2024 also includes a $15.8 loss on a small divestiture. The three months ended March 31, 2023 also includes a $49.4 gain on legal settlement. Reconciliation of Non-GAAP Financial Measures 25 Three Months Ended March 31, 20232024(In millions) $ 24.7$ (93.8)Net income (loss) attributable to ordinary shares 18.818.8Dividends on preferred shares 43.5(75.0)Net income (loss) (63.6)15.0Provision (benefit) for income taxes 172.6179.4Depreciation and amortization 73.670.2Interest expense, net 1.74.4Transaction related costs 41.215.4Share-based compensation expense 9.49.5Restructuring 1.1(5.2)Fair value adjustment of warrants (26.8)22.6Other(1) $ 252.7$ 236.3Adjusted EBITDA 40.2%38.0 %Adjusted EBITDA margin

Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin © 2023 Clarivate Plc. All rights reserved. 26 Year Ended December 31, 2023(In millions) $ (986.6)Net income (loss) attributable to ordinary shares 75.4Dividends on preferred shares (911.2)Net income (loss) (101.3)Provision (benefit) for income taxes 708.3Depreciation and amortization 293.7Interest expense, net 8.2Transaction related costs(1) 108.9Share-based compensation expense —Gain on sale from divestitures 979.9Goodwill and intangible asset impairments 40.0Restructuring and other impairments (15.9)Fair value adjustment of warrants 6.6Other(2) $ 1,117.2Adjusted EBITDA 42.5%Adjusted EBITDA margin Descriptions 1. Includes costs incurred to complete business combination transactions, including acquisitions, dispositions and capital market activities and include advisory, legal, and other professional and consulting costs. 2. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. This also includes a $49.4 gain on legal settlement. Reconciliation of Non-GAAP Financial Measures 26

© 2023 Clarivate Plc. All rights reserved. 27 Descriptions 1. Primarily reflects the net impact of foreign exchange gains and losses related to the remeasurement of balances and other items that do not reflect our ongoing operating performance. The three months ended March 31, 2024 also includes a $15.8 loss on a small divestiture. The three months ended March 31, 2023 also includes a $49.4 gain on legal settlement. Reconciliation of Non-GAAP Financial Measures 27 Net income (loss) and Net income (loss) per share to Adjusted net income and Adjusted diluted EPS Three Months Ended March 31, 20232024 Per ShareAmountPer ShareAmount(In millions, except per share amounts) 0.0424.7(0.14)(93.8)Net income (loss) attributable to ordinary shares 0.0318.80.0318.8Dividends on preferred shares 0.0643.5(0.11)(75.0)Net income (loss) and EPS —1.70.014.4Transaction related costs 0.0641.20.0215.4Share-based compensation expense 0.21144.40.21138.5Amortization related to acquired intangible assets 0.019.40.019.5Restructuring —1.1(0.01)(5.2)Fair value adjustment of warrants (0.04)(26.8)0.0222.6Other(1) (0.12)(83.6)(0.01)(6.7)Income tax impact of related adjustments $ 0.18$ 130.9$ 0.14$ 103.5Adjusted net income and Adjusted diluted EPS 734.7727.6Adjusted weighted-average ordinary shares (diluted)

© 2023 Clarivate Plc. All rights reserved. 28 Reconciliation of Non-GAAP Financial Measures 28 Net cash provided by operating activities to Free cash flow Three Months Ended March 31, 20232024(In millions) $ 227.5$ 176.2Net cash provided by operating activities (59.3)(64.4)Capital expenditures $ 168.2$ 111.8Free cash flow Year Ended December 31, 2023(In millions) $ 744.2Net cash provided by operating activities (242.5)Capital expenditures $ 501.7Free cash flow

© 2023 Clarivate Plc. All rights reserved. 29 Year Ending December 31, 2024 (Forecasted) HighLow(In millions) $ (100)$ (160)Net income (loss) attributable to ordinary shares 3535Dividends on preferred shares(1) (65)(125)Net income (loss) 6060Provision (benefit) for income taxes 720720Depreciation and amortization 280280Interest expense, net 1010Restructuring (2) 1515Transaction related costs (5)(5)Fair value adjustment of warrants 8080Share-based compensation expense 2020Other $ 1,115$ 1,055Adjusted EBITDA 42.0%41.0 %Adjusted EBITDA margin Descriptions 1. Dividends on our MCPS are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Reflects restructuring costs expected to be incurred in 2024 associated with the Segment Optimization restructuring program. Net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin The following table presents our calculation of Adjusted EBITDA and Adjusted EBITDA margin for the FY2024 outlook and reconciles these non-GAAP measures to our Net income (loss) for the same period: Reconciliation of Non-GAAP Financial Measures – 2024 Outlook 29

© 2023 Clarivate Plc. All rights reserved. 30 Year Ending December 31, 2024 (Forecasted) HighLow $ (0.14)$ (0.24)Net income (loss) attributable to ordinary shares 0.050.05Dividends on preferred shares(1) (0.09)(0.19)Net income (loss) 0.010.01Restructuring(2) 0.020.02Transaction related costs 0.110.11Share-based compensation expense 0.750.75Amortization related to acquired intangible assets (0.01)(0.01)Mark to market adjustment of financial instruments 0.050.05Other (0.04)(0.04)Income tax impact of related adjustments $ 0.80$ 0.70Adjusted diluted EPS 730 millionAdjusted weighted-average ordinary shares (diluted)(3) Descriptions 1. Dividends on our MCPS are payable quarterly at an annual rate of 5.25% of the liquidation preference of $100 per share. For the purposes of calculating net loss attributable to Clarivate, we have excluded the accrued and anticipated MCPS dividends. 2. Primarily reflects restructuring costs expected to be incurred in 2024 associated with the Segment Optimization restructuring program. 3. For the purposes of calculating Adjusted diluted EPS, we have excluded the accrued and anticipated MCPS dividends and assumed the “if-converted” method of share dilution. The following table presents our calculation of Adjusted diluted EPS for the FY2024 outlook and reconciles this non-GAAP measure to our per share Net income (loss) for the same period: Reconciliation of Non-GAAP Financial Measures – 2024 Outlook 30 Net income (loss) per fully diluted weighted shares outstanding to Adjusted diluted EPS

© 2023 Clarivate Plc. All rights reserved. 31 Year Ending December 31, 2024 (Forecasted) HighLow(In millions) $ 765$ 685Net cash provided by operating activities (265)(265)Capital expenditures $ 500$ 420Free cash flow Reconciliation of Non-GAAP Financial Measures – 2024 Outlook 31 Net cash provided by operating activities to Free cash flow The following table presents our calculation of Free cash flow for the FY2024 outlook and reconciles this non-GAAP measure to our Net cash provided by operating activities for the same period: